UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
FORM 8‑K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 16, 2012
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant's Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2012, the Board of Directors of TOR Minerals International, Inc. (the "Company") entered into a Service Agreement with the Company's President and Chief Executive Officer, Dr. Olaf Karasch.  Under the terms of the Service Agreement, Dr. Karasch will be paid an annual salary of €284,340 (Euro).  The Service Agreement contains a "Change in Control" provision whereby Dr. Karasch will be assured a minimum of two (2) years of compensation following any Change in Control (as defined in the agreement), whether as an active employee of the Company or through the severance payment provided in the Service Agreement, unless Dr. Karasch is terminated by the Company for  "Cause" (as defined in the agreement) or his employment is terminated by him other than for "Good Reason" (as defined in the agreement).  The form of Dr. Karasch's Service Agreement is filed under Item 9.01 to this Form 8-K as Exhibit 10.1.

In addition, on May 16, 2012, the Board of Directors entered into Severance Agreements with the Company's Executive Vice President, Mark Schomp, and the Treasurer and Chief Financial Officer, Barbara Russell.  Under the terms of the Severance Agreements, Mr. Schomp will be assured a minimum of one and one half years of compensation and Ms. Russell will be assured a minimum of one year of compensation following any Change in Control (as defined in the agreement), whether as active employees of the Company or through the severance payment provided in the Severance Agreement, unless Mr. Schomp or Ms. Russell, as the case may be, is terminated by the Company for  "Cause" (as defined in the agreement) or their employment is terminated by them other than for "Good Reason" (as defined in the agreement).  The form of Mr. Schomp's Severance Agreement is filed under Item 9.01 to this Form 8-K as Exhibit 10.2, and The form of Ms. Russell's Severance Agreement is filed under Item 9.01 to this Form 8-K as Exhibit 10.3.

The foregoing summaries of the Service Agreement and the Severance Agreements do not purport to be complete and are qualified in their entirety by reference to the Service Agreement and Severance Agreements attached hereto as Exhibits 10.1, 10.2 and 10.3.

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ITEM 9.01           Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:
	Exhibit Number	Description
	10.1	Service Agreement between Dr. Olaf Karasch and TOR Minerals International, Inc.
	10.2	Severance Agreement between Mark Schomp and TOR Minerals International, Inc.
	10.3	Severance Agreement between Barbara Russell and TOR Minerals International, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: May 17, 2012		/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer
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EXHIBIT INDEX
Exhibit No.	Description
10.1	Service Agreement between Dr. Olaf Karasch and TOR Minerals International, Inc.
10.2	Severance Agreement between Mark Schomp and TOR Minerals International, Inc.
10.3	Severance Agreement between Barbara Russell and TOR Minerals International, Inc.

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